Exhibit 99.2

company presentation LEAP THERAPEUTICS Sirexatamab (DKN - 01) Clinical Development Initial Data from Part B of the DeFianCe Study and Part C of the DisTinGuish Study January 28, 2025

Forward looking statements 2 This presentation contains forward - looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, clinical trials, collaborations and partnerships, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward - looking statements within the meaning of U.S. securities laws. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward - looking statements, although not all forward - looking statements contain these identifying words. Forward - looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. We may not actually achieve the plans, intentions or expectations disclosed in our forward - looking statements, and you should not place undue reliance on our forward - looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward - looking statements we make. These and other risk factors are listed from time to time in reports filed with the Securities and Exchange Commission, including, but not limited to, our Annual Reports on Form 10 - K and our Quarterly Reports on Form 10 - Q. We assume no obligation to update any forward - looking statements, except as required by applicable law. This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities.

SIREXATAMAB (DKN - 01) Anti - DKK1 monoclonal antibody

The role of DKK1 in cancer 4 Tumor CKAP4 Angiogenesis Akt PI3K Cancer cell Cancer cells DKK1 is produced and secreted by cancer cells, and functions on several tumor pathways and nearby immune cells. Enhances the suppressive activity of MDSCs and M2 macrophages. Reduces NK cell activity and T - cell infiltration. Promotes angiogenesis by increasing the number and size of blood vessels. Promotes activation of Akt by direct signaling through CKAP4 and PI3 kinase. Cancer cell DKK1

DKK1 production from multiple sources can drive tumor growth 5 Tumor DKK1 DKK1 Bone DKK1 low DKK1 high Blood vessel ELISA Enzyme - Linked Immunosorbent Assay DKK1 RNA from the tumor is measured by RNAscope DKK1 protein in circulation is measured by ELISA

Activity of sirexatamab (DKN-01) to treat cancer


sirexatamab
(DKN-01)
DKK1
Cancer cell
M1
T
NK
MDSC
T regs
Tumor

Sirexatamab (DKN-01) treatment neutralizes DKK1 and stimulates an immune mediated anti-tumor response.


Cancer cells
M1
NK
T
M2
MDSC
T regs

Activates NK cells, reprograms macrophages into the tumor-attacking M1 subtype and promotes T cell infiltration.

Reduces MDSCs and tumor suppressive M2 macrophages in the TME.


↓ Angiogenesis
CKAP4
PI3K
↓ Akt
Cancer cell

Reduces angiogenesis and inhibits pro-oncogenic PI3K/AKT signaling.

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SIREXATAMAB (DKN - 01) Colorectal cancer development

DeFianCe study design

Randomized phase 2 study of FOLFIRI/FOLFOX and bevacizumab
+/- sirexatamab (DKN-01) as second-line treatment of advanced colorectal cancer

Key eligibility criteria:
- One prior 5-FU based therapy for advanced colorectal adenocarcinoma
- RECIST v1.1 measurable disease
- MSS and absence of BRAFV600 mutation

Sirexatamab (DKN-01
+ SOC
+ bevacizumab
N=33

Safety run in

IA safety review

N=188*
1:1

Sirexatamab (DKN-01)
+ SOC chemotherapy
(FOLFIRI or mFOLFOX6)
+ bevacizumab
N=94

SOC chemotherapy
(FOLFIRI or mFOLFOX6)
+ bevacizumab
N=94

*Right-sided mCRC capped at 45

OBJECTIVES

Primary:
PFS overall and in left-sided mCRC (Investigator Assessed)

Secondary:
- PFS overall and in left-sided mCRC (BICR)
- ORR
- DoR
- OS

Key Exploratory Populations:
- DKK1 biomarker high/median
- VEGF-naive
- EGFR-experienced
- RAS wildtype

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Bevacizumab benchmark studies demonstrate need for new options for today’s heterogeneous second - line patient population ML18147 409 5.4% E3200 286 22.7% SLAVE 228 25.7% Bevacizumab + Chemo Bevacizumab + Chemo Bevacizumab + Chemo * *SLAVE included N=198 left sided CRC patients. This subgroup has an ORR of 22.7% Bevacizumab - experienced Bevacizumab - naïve EGFR - experienced Treatment Study ORR Population PFS OS 11.2 5.7 7.3 7.1 16.2 12.9 Significant unmet needs in 2L patients 9

• Mean duration on treatment: • Experimental Arm 6.00 months • Control Arm 5.75 months • Experimental Arm • 49% of subjects off therapy • Control Arm • 59% of subjects off therapy DeFianCe Part B: As of January 3, 2025 1 0 *Data cutoff 01/03/25 N=235 Screened N=94 Randomized (Control) n=47 Not Randomized • Other: 1 • Screen failure: 46 N=94 Randomized (Experimental) n=3 Did not start treatment n=6 Did not start treatment n=3 Discontinued study • Other: 2 • With drawal of consent: 1 n=5 Discontinued study • Other: 4 • Withdrawal of consent: 1 N=91 Started treatment N=88 Started treatment n=45 Discontinued treatment • Adverse Event: 1 • Death: 1 • Objective disease progression: 31 • Other: 1 • Physician decision: 4 • Withdrawal by subject: 7 n= 23 Discontinued study: • Death: 9 • Withdrawal of con sent: 14 n=24 Discontinued study: • Death: 9 • Other: 1 • Withdrawal of con sent: 14 N=68 Study ongoing N=65 Study ongoing n=46 Treatment ongoing n=36 Treatment ongoing n=52 Discontinued treatment • Adverse Event: 1 • Death: 1 • Initiation or alternative treatment: 1 • Objective disease progression: 34 • Other: 1 • Physician decision: 6 • Withdrawal by subject: 8

Part B: Population demographics 11 Control Arm N=94 n (%) Experimental Arm N=94 n (%) N=188 52 (55) 64 (68) Male 42 (45) 30 (32) Female 58.7 (29, 84) 59.6 (33, 84) Age, mean (min, max) Geography 40 (43) 41 (44) United States 45 (48) 50 (53) South Korea 9 (10) 3 (3) Germany Tumor Sidedness 21 (22) 23 (25) Right 73 (78) 71 (76) Left ECOG PS 44 (47) 41 (44) 0 50 (53) 53 (56) 1 Race 45 (48) 55 (59) Asian 4 (4) 4 (4) Black/African American 42 (45) 31 (33) White 3 (3) 4 (4) Other • Demographics were well balanced across study arms • 77% subjects with left - sided tumors • 51% enrolled from South Korea

Part B: Overall safety summary 12 * SAEs assessed as related to sirexatamab (DKN - 01) occurred in 5 subjects and include diarrhea (n=2), vomiting (n=1), anal fistula (n=1), enterovesical fistula (n=1), infusion related reaction (n=1), and confusional state (n=1). + Unrelated to siexatamab (DKN - 01), cardiac arrest • Overall TEAE profile is similar between the Experimental and Control Arms suggesting the addition of sirexatamab (DKN - 01) does not adversely impact the safety profile of the combinatorial agents. Control Arm N=88 n (%) Experimental Arm N=91 n (%) N=179 88 (100) 91 (100) Any TEAE 86 (98) 90 (99) Regimen - related TEAE 50 (57) 50 (55) ≥ Grade 3 TEAE 44 (50) 48 (53) Regimen - related ≥ Grade 3 TEAE 14 (16) 17 (19) Any SAE 4 (5) 11 (12) Regimen - related SAEs * 0 (0) 1 (1) AEs leading to death + 11 (13) 12 (13) AEs leading to discontinuation of any regimen N/A 3 (3) AEs leading to discontinuation of DKN - 01 34 (39) 32 (35) AEs leading to dose reduction of any regimen 54 (61) 60 (66) AEs leading to dose interruption of any regimen

INTENT - TO - TREAT POPULATION January 2025

Sirexatamab improved ORR by 12% (35% vs. 23%) Intent - to - Treat (ITT) population 14 Bevacizumab + (FOLFOX/FOLFIRI) N= 94 DKN - 01 + bevacizumab + (FOLFOX/FOLFIRI) N= 94 n (%) n (%) Response 2 (2) 0 (0) CR 20 (21) 33 (35) PR 23% 35% ORR 57 (61) 48 (51) SD 84% 86% DCR 7 (7) 6 (6) PD 8 (9) 7 (7) No assessment

Progression - free survival not yet mature ITT population 15 • 75 PFS events • 37 Experimental Arm • 38 Control Arm • 82 Patients still on therapy • 46 Experimental Arm • 36 Control Arm

DKK1 correlates with increasing sirexatamab clinical benefit ITT population by DKK1 levels 16 Bev + (FOLFOX/ FOLFIRI), Upper quartile N=18 DKN - 01 + Bev + (FOLFOX/ FOLFIRI), Upper quartile N= 25 Bev + (FOLFOX/ FOLFIRI), Median N= 36 DKN - 01 + Bev + (FOLFOX/ FOLFIRI), Median N= 49 n (%) n (%) n (%) n (%) Response 0 (0) 0 (0) 0 (0) 0 (0) CR 2 (11) 12 (48) 8 (22) 19 (39) PR 11% 48% 22% 39% ORR 12 (67) 10 (40) 24 (67) 25 (51) SD 78% 88% 89% 90% DCR 3 (17) 3 (12) 3 (8) 4 (8) PD 1 (6) 0 (0) 1 (3) 1 (2) No assessment Median Upper Quartile Median DKK1

High DKK1 levels correlated with enhanced responses on sirexatamab therapy 17 75% Cut 50% Cut Responders (CR, PR) Non - Responders • DKK1 levels corresponded with Experimental Arm ORR advantage across 2L CRC • Enhanced improvement at 50% Median Level, that continues to expand at the 75% Upper Quartile Level

TUMOR SIDEDNESS SUBGROUP January 2025

Sirexatamab improved ORR in both left and right sided tumors Tumor sidedness subgroup 19 SOC Right N=21 DKN - 01 + SOC Right N=23 SOC Left N=73 DKN - 01 + SOC Left N=71 n (%) n (%) n (%) n (%) Response 0 (0) 0 (0) 2 (3) 0 (0) CR 4 (19) 6 (26) 16 (22) 27 (38) PR 19% 26% 25% 38% ORR 13 (62) 13 (57) 44 (60) 35 (49) SD 81% 83% 85% 87% DCR 1 (5) 2 (9) 6 (8) 4 (6) PD 3 (14) 2 (9) 5 (7) 5 (7) No assessment

Sirexatamab improved ORR by 13% (38% vs. 25%) Left - sided subgroup 20 No Assessment PD DCR ORR Left - sided 7% 6% 87% 38% Experimental Arm 7% 8% 85% 25% Control Arm

DKK1 correlates with increasing sirexatamab clinical benefit Left - sided subgroup by DKK1 levels 21 SOC Left - sided, Upper Quartile N=13 DKN - 01 + SOC Left - sided, Upper Quartile N=21 SOC Left - sided, Median DKK1 N=28 DKN - 01 + SOC Left - sided, Median DKK1 N=37 n (%) n (%) n (%) n (%) Response 0 (0) 0 (0) 0 (0) 0 (0) CR 1 (8) 11 (52) 7 (25) 16 (43) PR 8% 52% 25% 43% ORR 8 (62) 7 (33) 17 (61) 18 (49) SD 69% 86% 86% 92% DCR 3 (23) 3 (14) 3 (11) 3 (8) PD 1 (7) 0 (0) 1 (4) 0 (0) No assessment Median DKK1 Upper Quartile DKK1 Control Control Experimental Experimental

ANTI - VEGF EXPOSURE SUBGROUP January 2025

Sirexatamab improved ORR in VEGF - naïve patients by 22% Anti - VEGF exposure subgroup 23 SOC Prior anti - VEGF N=49 DKN - 01 + SOC Prior anti - VEGF N=45 SOC No prior anti - VEGF N=45 DKN - 01 + SOC No prior anti - VEGF N=49 n (%) n (%) n (%) n (%) Response 0 (0) 0 (0) 2 (4) 0 (0) CR 9 (18) 8 (18) 11 (24) 25 (51) PR 18% 18% 29% 51% ORR 32 (65) 27 (60) 25 (56) 21 (43) SD 84% 78% 84% 94% DCR 3 (6) 6 (13) 4 (9) 0 (0) PD 5 (10) 4 (9) 3 (7) 3 (6) No assessment

Sirexatamab improved ORR by 22% (51% vs. 29%) No prior anti - VEGF subgroup 24 No Assessment PD DCR ORR No Prior anti - VEGF 6% 0% 94% 51% Experimental Arm 7% 9% 84% 29% Control Arm

DKK1 correlates with increasing sirexatamab clinical benefit Anti - VEGF exposure subgroup by DKK1 levels 25 SOC Anti - VEGF Exposure, Upper Quartile N=7 DKN - 01 + SOC Anti - VEGF Exposure, Upper Quartile N=9 SOC Anti - VEGF Exposure, DKK1 Median N=15 DKN - 01 + SOC Anti - VEGF Exposure, DKK1 Median N=22 n (%) n (%) n (%) n (%) Response 0 (0) 0 (0) 0 (0) 0 (0) CR 0 (0) 3 (33) 1 (7) 4 (18) PR 0% 33% 7% 18% ORR 4 (57) 3 (33) 11 (73) 13 (59) SD 57% 67% 80% 77% DCR 2 (29) 3 (33) 2 (13) 4 (18) PD 1 (14) 0 (0) 1 (7) 1 (5) No assessment Median DKK1 Upper Quartile DKK1 Control Experimental

ANTI - EGFR EXPOSURE SUBGROUP January 2025

Sirexatamab improved ORR by 27% (54% vs. 27%) Anti - EGFR exposure subgroup 27 No Assessment PD DCR ORR Prior anti - EGFR 11% 0% 89% 54% Experimental Arm 0% 18% 82% 27% Control Arm

RAS MUTATIONAL STATUS SUBGROUP January 2025

Sirexatamab improved ORR in both RAS - wt and RAS - mut patients RAS mutational status subgroup 29 SOC RAS mut N=52 DKN - 01 + SOC RAS mut N=43 SOC RAS wt N=25 DKN - 01 + SOC RAS wt N=35 n (%) n (%) n (%) n (%) Response 0 (0) 0 (0) 2 (8) 0 (0) CR 10 (19) 11 (26) 6 (24) 15 (43) PR 19% 26% 32% 43% ORR 36 (69) 25 (58) 14 (56) 19 (54) SD 88% 84% 88% 97% DCR 3 (6) 5 (12) 3 (12) 0 (0) PD 3 (6) 2 (5) 0 (0) 1 (3) No assessment

Sirexatamab improved ORR by 11% (43% vs. 32%) RAS wildtype subgroup 30 No Assessment PD DCR ORR RAS Wildtype 3% 0% 97% 43% Experimental Arm 0% 12% 88% 32% Control Arm

Sirexatamab enhanced ORR in patients with high DKK1 31 DKK1 high (top quartile) DKK1 high (median) All Patients Control Experimental Control Experimental Control Experimental Group 11% 48% 22% 39% 23% 35% ITT 8% 52% 25% 43% 25% 38% Left - sided 20% 25% 13% 25% 18% 18% Right - sided 18% 56% 33% 56% 29% 51% VEGF - naïve 0% 33% 7% 18% 18% 18% VEGF - experienced 0% 63% 29% 62% 27% 54% EGFR - experienced 0% 55% 22% 47% 32% 43% RAS wildtype 15% 38% 18% 25% 19% 26% RAS mutant 14% 48% 27% 38% 26% 35% Liver mets 0% 50% 13% 36% 11% 36% Lung mets • In the ITT and each subgroup explored, patients with high DKK1 levels above the median or upper quartile demonstrate enhanced ORR . • Early separation in PFS curves driven by DKK1 levels.

Summary of preliminary results 32 • In this 188 patient randomized controlled trial, sirexatamab (DKN - 01) plus bevacizumab and chemotherapy is demonstrating higher ORR as 2L therapy for MSS CRC than bevacizumab and chemotherapy alone • The PFS data is not mature, however early separation in the K - M curves favoring the Experimental Arm is seen in several targetable indications: DKK1 biomarker, VEGF - naïve, RAS wildtype, and EGFR - experienced. • Sirexatamab should advance rapidly into Phase 3 CRC registrational studies. Control ORR Sirexatamab (DKN - 01) Experimental ORR n Group 23% 35% 188 Intent - to - treat 25% 38% 144 Left - sided tumors 29% 51% 94 VEGF - naïve 27% 54% 50 EGFR - experienced 32% 43% 60 RAS wildtype 26% 35% 136 Liver metastases 11% 36% 89 Lung metastases 11% 48% 43 Upper quartile DKK1 levels 22% 39% 85 Upper half DKK1 levels

Potential Phase 3 Trial: 2 nd Line Metastatic CRC 33 Primary Endpoint • BICR assessed Objective Response Rate (Accelerated Approval) • Overall Survival (Confirmatory Endpoint) Potential patient populations • DKK1 - high • A nti - VEGF naïve • EGFR experienced • RAS wildtype Chemo + bev + placebo Patient Enrollment Chemo + bev + sirexatamab (DKN - 01) Randomized 1:1 Trial Design: Global, randomized, 2 - arm, placebo - controlled Phase 3 Patient Population: 2 nd Line metastatic CRC progressed on front - line therapy

SIREXATAMAB (DKN - 01) Gastric с ancer development

Part C: DisTinGuish Study FIRST LINE GASTROESOPHAGEAL JUNCTION / GASTRIC CANCER

DisTinGuish Part C randomized study

Key eligibility criteria:

- No prior therapy for unresectable locally advanced or metastatic gastric/GEJ adenocarcinoma
- RECIST v1.1 measurable disease
- Her2 negative

Stratification factors:

- DKK1 expression (TPS ≥ 20% vs < 20%)
- PD-L1 (CPS ≥5 vs < 5)

N=170

1:1

Sirexatamab (DKN-01)
+ tislelizumab
+ SOC chemotherapy
(CAPOX or mFOLFOX6)

N=85

Tislelizumab
+ SOC chemotherapy
(CAPOX or mFOLFOX6)

N=85

OBJECTIVES

Primary:
PFS, DKK-high and all

Secondary:

- OS, DKK1-high and all
- DOR, DKK1-high and all
- ORR, DKK1-high and all

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OR R (%) (95 % CI) DO R mo n ths (95% CI) P F S mo n ths (95% CI) O S mo n ths (95% CI) HR (95% CI) HR (95% CI) HR (95% CI) All Patients 40.5% ( 36.2% , 45.0%) 47 .3% (4 2.9% , 5 1.8%) 6.2 (5.6, 6.9 ) 6.9 (5.7, 7.2 ) 12.9 ( 12.1, 14.1 ) 15.0 (1 3.6 , 16.5 ) 8.6 ( 7.9, 11.0 ) 7.2 ( 6.0, 8.5 ) Control Tislelizumab + Chemo Rationale - 305 study: tislelizumab + chemotherapy in 1L GEJ/GC patients N= 501 N= 496 0.80 ( 0.69, 0.92 ) 0.78 ( 0.67, 0.90 ) 31.5% (23.4%, 40.4%) 5.0 (3.9, 6.7) 7.5 (4.4, 12.0) North America & Europe N= 125 10.5 (8.1, 12.1) 11.0 (8.4, 13.9) 5.4 (4.3, 5.9 ) 5.6 (4.4, 7.0) 36.0% (27.6%, 45.1%) Control Tislelizumab + Chemo 34.9% (21%, 50.9%) 18 (2.8, NA) 11.8 (4.3, NA) N= 69 N= 43 13.8 (10.2, 17.8) 15.4 (8.4, 16.5) 6.9 (5.6, 15 ) 7.9 (5.6, 9.7) 44.9% (32.9%,57.4%) CP S < 1 PD - L1 Control Tislelizumab + Chemo 0.71 (0.54, 0.94) 0.84 (0.63, 1.11) 0.87 (0.54, 1.41) 0.98 (0.64, 1.50) N= 124 All patients and PD - L1 < TAP 1 from September 26, 2024 FDA Briefing Document North American & Europe as presented at ASCO GI 2024 37

DisTinGuish Trial: Consort Diagram


N=298
Screened
n=128 Not Randomized
• Patient withdrawal of consent: 3
• Screen failure: 125
N=85
Randomized
N=85
Randomized
n=1 Did not start treatment
n=1 Discontinued study
n=0 Did not start treatment
n=0 Discontinued study
N=84
Started
treatment
N=85
Started
treatment
n=68 Discontinued treatment
• Adverse Event: 7
• Concurrent anticancer therapy: 1
• Death: 1
• Disease progression per RECIST: 52
• Investigator decision: 5
• Other: 1
• Patient decision: 1
n=44 Discontinued study:
• Death: 40
• Patient withdrawal of consent: 4
n=67 Discontinued treatment
• Adverse Event: 2
• Concurrent anticancer therapy: 1
• Disease progression per RECIST: 50
• Investigator decision: 3
• Other: 1
• Patient decision: 10
n=47 Discontinued study:
• Death: 32
• Lost to follow-up: 1
• Patient withdrawal of consent: 14
n=16 Treatment ongoing
n=18 Treatment ongoing
N=40
Study ongoing
N=38
Study ongoing

*Data extraction 12/16/24

- More Control Arm patients discontinued for patient decision (10 vs 1)
- More Control Arm patients have withdrawn consent or are lost to follow-up, affecting OS and PFS endpoints (15 vs. 4)

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Demographics: Intent - to - Treat Population (ITT) 39 Tislelizumab + (CAPOX/FOLFOX) (N=85)[ n, %] DKN - 01 + tislelizumab + (CAPOX/FOLFOX) (N=85) [n, %] Description 64 (75) 59 (69) Male Gender 21 (25) 26 (31) Female 60 59 Mean (Std) Age (yrs) 51 (60) 49 (58) South Korea Region 30 (35) 30 (35) United States 4 (5) 6 (7) Germany 57 (67) 67 (79) Gastric Tumor type 28 (33) 18 (21) GEJ 22 (26) 22 (26) TPS≥20% DKK1 63 (74) 63 (74) TPS<20% 20 (24) 18 (21) CPS < 1 PD - L1 49 (58) 55 (65) CPS 1 - < 10 16 (19) 12 (14) CPS ≥ 10 3 (4) 3 (4) MSI - H + 42 (49) 44 (52) CAPOX Chemotherapy on Study 43 (51) 41 (48) FOLFOX 25 (29) 25 (29) Yes Ascites 29 (34) 30 (35) Yes Liver Metastasis 54 (64) 47 (55) Yes SOC chemotherapy during screening 82 (97) 80 (94) Yes BICR evaluation 57 (67) 60 (71) Target lesion at baseline 25 (29) 20 (24) No target disease at baseline • 27% patients overall with GEJ type tumors • 26% patients with DKK1 high expressing tumors • 71% patients with low PD - L1 expression (CPS <5) • 27% patients without measurable disease at baseline per BICR • 59% patients had screening chemotherapy *Data extraction 12/16/24. + FMI ctDNA

Summary of Safety Events Safety Population 40 tislelizumab + (CAPOX/FOLFOX) N=85 n (%) DKN - 01 + tislelizumab + (CAPOX/FOLFOX) N=84 + n (%) 84 (99) 84 (100) Treatment Emergent Adverse Events 34 (40) 38 (45) Serious Treatment Emergent Adverse Events 51 (60) 54 (64) Severe Treatment Emergent Adverse Events ( ≥Grade 3) 28 (33) 16 (19) Infusion Related Reactions 79 (93) 79 (94) Regimen Related Treatment Emergent Adverse Events 18 (21) 16 (19) Regimen Related Serious Treatment Emergent Adverse Events 36 (42) 39 (46) Regimen Related Severe Treatment Emergent Adverse Events (Grade ≥ 3) 3 (4) 4 (5) Treatment Emergent Adverse Events Leading to Death 0 (0) 1 (1) # Regimen Related Treatment Emergent Adverse Events Leading to Death 24 (28) 26 (31) Immune Related Treatment Emergent Adverse Events *Data extraction 12/16/24. + one subject never dosed. # oxaliplatin related • Overall TEAEs, ≥ G3 TEAEs, SAEs and Deaths occur at similar rates across treatment arms suggesting no added toxicity with sirexatamab (DKN - 01)

Confirmed ORR in ITT Population by BICR and Investigator 41 tislelizumab + (CAPOX/FOLFOX) N=85 DKN - 01 + tislelizumab + (CAPOX/FOLFOX) N=85 n (%) n (%) Response 11 (13) 9 (11) CR 25 (29) 35 (41) PR 36 (42) [31.7, 53.6] 44 (52) [40.7, 62.7] ORR 95% CI 23 (27) 18 (21) SD 20 (24) 15 (18) Non - CR / Non - PD 79 (93) 77 (91) DCR 2 (2) 3 (4) PD 4 (5) 5 (6) NE Blinded Independent Central Review Investigator Assessment • Experimental A rm has a higher Confirmed ORR by BICR: 52% vs. 42% • Control A rm has a higher Confirmed ORR by Investigator Assessment: 56% vs. 52% • Investigator Assessment identified 12 additional confirmed responses in the Control A rm, 0 in the Experimental A rm • Non - CR/Non - PD non - measurable disease by BICR higher in Control Arm: 20 vs. 15 tislelizumab + (CAPOX/FOLFOX) N=85 DKN - 01 + tislelizumab + (CAPOX/FOLFOX) N=85 n (%) n (%) Response 4 (5) 6 (7) CR 44 (52) 38 (45) PR 48 (56) [45.3, 67.2] 44 (52) [40.7, 62.7] ORR 95% CI 29 (34) 34 (40) SD 77 (91) 78 (92) DCR 4 (5) 3 (4) PD 4 (5) 4 (5) NE

Confirmed ORR in DKK1 - high Population by BICR and Investigator 42 • Experimental Arm has a higher confirmed ORR by BICR: 59% vs. 36% • C onfirmed ORR by Investigator Assessment are the same in both arms: 64% vs. 64% • Investigator Assessment identified 6 additional confirmed responses in the Control Arm, 1 in the Experimental Arm tislelizumab + (CAPOX/FOLFOX) N=22 DKN - 01 + tislelizumab + (CAPOX/FOLFOX) N=22 n (%) n (%) Response 2 (9) 1 (5) CR 6 (27) 12 (55) PR 8 (36) [17.2, 59.3] 13 (59) [36.4, 79.3] ORR 95% CI 6 (27) 3 (14) SD 4 (18) 3 (14) Non - CR / Non - PD 18 (82) 19 (86) DCR 2 (9) 2 (9) PD 2 (9) 1 (5) NE Blinded Independent Central Review Investigator Assessment tislelizumab + (CAPOX/FOLFOX) N=22 DKN - 01 + tislelizumab + (CAPOX/FOLFOX) N=22 n (%) n (%) Response 2 (9) 2 (9) CR 12 (55) 12 (55) PR 14 (64) [40.7, 82.8] 14 (64) [40.7, 82.8] ORR 95% CI 6 (27) 6 (27) SD 20 (91) 20 (91) DCR 0 (0) 1 (5) PD 2 (9) 1 (5) NE

Confirmed ORR in PD - L1 Negative Population 43 • Experimental Arm has a higher confirmed ORR by BICR: 44% vs. 32% • Confirmed ORR by Investigator Assessment favors Experimental Arm: 50% vs. 37% Blinded Independent Central Review Investigator Assessment tislelizumab + (CAPOX/FOLFOX) N=19 DKN - 01 + tislelizumab + (CAPOX/FOLFOX) N=18 n (%) n (%) Response 3 (16) 1 (6) CR 3 (16) 7 (39) PR 6 (32) [11.89, 54.28] 8 (44) [21.53, 69.24] ORR 95% CI 7 (37) 4 (22) SD 5 (26) 6 (33) Non - CR / Non - PD 18 (95) 18 (100) DCR 1 (5) 0 (0) PD 0 (0) 0 (0) NE tislelizumab + (CAPOX/FOLFOX) N=19 DKN - 01 + tislelizumab + (CAPOX/FOLFOX) N=18 n (%) n (%) Response 1 (5) 3 (17) CR 6 (32) 6 (33) PR 7 (37) [15.39, 59.22] 9 (50) [26.02, 73.98] ORR 95% CI 11 (58) 8 (44) SD 18 (95) 17 (94) DCR 1 (5) 1 (6) PD 0 (0) 0 (0) NE

ITT Population PFS by BICR and Investigator Assessment 44 Blinded Independent Central Review Investigator Assessment • Median PFS for the Control Arm is 3.5 months longer by Investigator Assessment and 5.1 months longer by BICR than the median PFS for tislelizumab in Rationale - 305 of 6.9 months (95% CI: 5.7, 7.2) • PFS HR by Investigator Assessment favors the Control Arm: 1.4 (24 patients censored prior to PD: 17 Control Arm vs. 7 Experimental Arm) • PFS HR by BICR shows no benefit: 1.01 (BICR disagreed with PD in 52% of the Investigator Assessed PD and only agreed with the PD time point in 31% of patients)

DKK1 - high Population (TPS > 20) PFS by BICR and Investigator Assessment Blinded Independent Central Review Investigator Assessment 45 • PFS HR by BICR favors the Experimental Arm: 0.68 • PFS HR by Investigator Assessment favors the Control Arm: 1.5 (BICR disagreed with PD in 43% of the Investigator Assessed PD and only agreed with the PD time point in 37% of patients; earlier PD by BICR on 6 Control Arm and 2 Experimental Arm patients) • Median PFS for the Control Arm by BICR is 3.35 months shorter than by Investigator Assessment

PD - L1 Negative Population PFS by BICR and Investigator Assessment 46 Blinded Independent Central Review Investigator Assessment • PFS HR by Investigator Assessment favors the Experimental Arm: 0.55 (Experimental median 9.82 months vs. Control 7.46 months) • PFS HR by BICR shows no benefit: 0.96 (effect of censoring following discordance favoring the Control Arm) • Median PFS for the Control Arm is 5.4 months longer by BICR than the median PFS for tislelizumab in Rationale - 305 of 7.9 months (95% CI: 5.6, 9.7)

Summary of preliminary results

The BICR results demonstrate improved Confirmed ORR favoring the Experimental Group in:

Group	n	Experimental	Control
Intent-to-treat	170	52%	42%
DKK1-high TPS ≥ 20	44	59%	36%
PD-L1 Negative	37	44%	32%

- The BICR results demonstrate improved PFS trends favoring the Experimental Arm in DKK1-high TPS ≥ 20 (Hazard Ratio 0.68).
- Very high level of discordance between Blinded Independent Central Review and Investigator Assessment.
- Significant number of patient discontinuations without PFS events and early withdrawals, primarily in the Control Arm.
- The Investigator Assessment results are less favorable to the Experimental Arm and more favorable to the Control Arm (and as compared to Rationale-305) resulting in a study that will not be successful for its primary endpoint of PFS by Investigator Assessment when the study completes.
- DKK1-high and PD-L1 negative biomarker populations demonstrated positive signal, with potential for strategic partnership opportunities.

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CONCLUSIONS

Summary of preliminary results – DeFianCe 2L CRC study 49 • ORR benefit observed across multiple potential Phase 3 CRC populations • DKK1 levels highly correlated with clinical activity in 2L CRC • Preparations will begin for a registrational Phase 3 study in 2L CRC patients while follow - up continues • CRC prioritized over gastric cancer as the larger market opportunity with clear path into Phase 3 development Control ORR Sirexatamab (DKN - 01) Experimental ORR n Group 23% 35% 188 Intent - to - treat 25% 38% 144 Left - sided tumors 29% 51% 94 VEGF - naïve 27% 54% 50 EGFR - experienced 32% 43% 60 RAS wildtype 26% 35% 136 Liver metastases 11% 36% 89 Lung metastases 11% 48% 43 Upper quartile DKK1 plasma levels 22% 39% 85 Upper half DKK1 plasma levels